Exhibit 99.1

MEGA MATRIX CORP. to Present at H.C. Wainwright 26th Annual Global Investment Conference

PALO ALTO, CA, September 9, 2024 (PR NEWSWIRE) -- Mega Matrix Corp. (“MPU” or the “Company”) (NYSE American: MPU) today announced that its management will present and deliver an in-person presentation at the H.C. Wainwright 26th Annual Global Investment Conference.

Date: Wednesday, September 11, 2024

Presentation Time: 12:00 p.m. to 12:30 p.m. Eastern Time

Location: Rutherford, 4th Floor, Lotte New York Palace, 455 Madison Avenue

New York, NY 10022

The presentation slides will be included in today’s current report on Form 8-K filed with the Securities and Exchange Commission, and will also be available for viewing on the company’s website later this week.

About Mega Matrix: Mega Matrix Corp. (NYSE AMEX: MPU) is a holding company that operates FlexTV, a short-video streaming platform and producer of short dramas, through its wholly-owned indirect subsidiary, Yuder Pte, Ltd. Mega Matrix Corp. is a Delaware corporation headquartered in Palo Alto, CA. For more information, please contact info@megamatrix.io or visit: http://www.megamatrix.io or follow us on social media via X (Twitter), Facebook or LinkedIn @megamatrixmpu.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements that are purely historical are forward looking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, are: that the Company will become a leading player in the global streaming video industry, the ability to manage growth; ability to identify and integrate future acquisitions; ability to grow and expand our FlexTV business; ability to obtain additional financing in the future to fund capital expenditures; fluctuations in general economic and business conditions; costs or other factors adversely affecting the Company’s profitability; litigation involving patents, intellectual property, and other matters; potential changes in the legislative and regulatory environment; a pandemic or epidemic; the possibility that the Company may not succeed in developing its new lines of businesses due to, among other things, changes in the business environment, competition, changes in regulation, or other economic and policy factors; and the possibility that the Company’s new lines of business may be adversely affected by other economic, business, and/or competitive factors. The forward-looking statements in this press release and the Company’s future results of operations are subject to additional risks and uncertainties set forth under the heading “Risk Factors” in documents filed by the Company with the Securities and Exchange Commission, including the Company’s latest annual report on Form 10-K, and are based on information available to the Company on the date hereof. In addition, such risks and uncertainties include the Company’s inability to predict or control bankruptcy proceedings and the uncertainties surrounding the ability to generate cash proceeds through the sale or other monetization of the Company’s assets. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.

Disclosure Channels

We announce material information about the Company and its services and for complying with our disclosure obligation under Regulation FD via the following social media channels:

X (f/k/a Twitter):	twitter.com/MegaMatrixMPU
Facebook:	facebook.com/megamatrixmpu facebook.com/flextvus
LinkedIn:	linkedin.com/company/megamatrixmpu
TikTok:	tiktok.com/@flextv_english
YouTube:	youtube.com/@FlexTV_English

The Company will also use its landing page on its corporate website (www.megamatrix.io) to host social media disclosures and/or links to/from such disclosures. The information we post through these social media channels may be deemed material. Accordingly, investors should monitor these social media channels in addition to following our website, press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described above may be updated from time to time as listed on our website.

Contact: Info@megamatrix.io